Jennison Health Sciences Fund

a series of Jennison Sector Funds, Inc.

Supplement dated June 23, 2005 to the Prospectus dated March 18, 2005

As of the close of business on July 29, 2005, Jennison Health Sciences Fund (the “Fund”) is closed to new investors.   Given the limited availability of small-cap and mid-cap companies that meet the Fund’s investment criteria as the Fund’s assets have grown, the Fund believes closing the Fund to new investors is in the best interests of existing shareholders.

Shareholders of the Fund on July 29, 2005 and that remain invested in the Fund after July 29, 2005 may continue to buy shares of the Fund in accounts existing on July 29, 2005.  Investors not owning shares of the Fund on July 29, 2005 generally will not be allowed to buy shares of the Fund after July 29, 2005, except that new accounts may be established by participants in most group employer retirement plans if the Fund has been established as an investment option under the plan.   Investments in the Fund made by existing brokerage firm wrap programs or other existing omnibus accounts will be at the discretion of Prudential Investment Management Services LLC, the Fund’s Distributor.

Both before and after July 29, 2005, the Fund reserves the right to refuse any purchase order that might disrupt management of the Fund.  Investors may be required to demonstrate eligibility to buy shares of the Fund before a purchase order is accepted.

The Fund may resume sales of shares to all eligible investors at a future date if Prudential Investments LLC, the Fund’s Manager, or Jennison Associates LLC, the Fund’s Investment Adviser, determines it appropriate and if the Fund’s Board of Trustees approves.

MF188C2